LIBERTY NEWPORT ASIA PACIFIC FUND
                                           LIBERTY NEWPORT EUROPE FUND
                                       LIBERTY NEWPORT GREATER CHINA FUND
                                       LIBERTY NEWPORT GLOBAL EQUITY FUND
                                     LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
                                           LIBERTY NEWPORT TIGER FUND
                                         LIBERTY INTERNATIONAL EQUITY FUND
                                  (collectively "Liberty International Funds")
                                              Class A, B and C Shares

                                         Supplement to the Prospectuses

1. Effective February 10, 2003, a 2% sales charge will be applied to all purchases of Class A shares of Liberty International Funds in the amounts of $500,000 or more. Purchases over $1,000,000 will no longer be entitled to a full sales charge waiver. Class A shares will continue to be sold at net asset value to certain eligible individuals and plans noted in the Statement of Additional Information. All information contained in the prospectus relating to Class A share purchases of over $1,000,000, including applicable contingent deferred sales charges and payments to financial advisors, is hereby deleted.

For Class A share purchases by participants  in certain group  retirement  plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million. For purchases of $3 million to less than $5 million, $5 million to less than $25 million and for $25 million or more, the financial advisors receive from the distributor a commission of 0.80%, 0.50% and 0.25%, respectively.

In addition, also effective February 10, 2003, if you acquired Class A shares of a Liberty International Fund by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

2. The following risk disclosure is added under the heading "Principal Investment Risks":

Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV the next pricing day. Market timing activity may be disruptive to fund management, and negatively impacts the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.

[Job Code]                                                   January 3, 2003